EATON VANCE VT FLOATING-RATE INCOME FUND   AS OF JUNE 30, 2002
--------------------------------------------------------------------------------
I N V E S T M E N T   U P D A T E
--------------------------------------------------------------------------------

Investment Environment
-------------------------------------------------

     THE LOAN MARKET

- The first half of 2002 was characterized by continuing poor credit conditions, rising default rates, historically low interest rates and volatile equity and high-yield bond markets. In contrast, the loan markets were relatively stable and again posted positive total returns.

- Floating-rate loans are priced at a spread over LIBOR (London Interbank Offered Rate), historically fluctuating with changes in the Federal Funds rate, which the Federal Reserve cut by 475 basis points (4.75%) in 2001. Currently near 40-year lows, we believe short-term rates are poised to move higher as the U.S. economic recovery gathers momentum. In contrast to other income-producing vehicles, such as bonds, this rising rate scenario could benefit floating-rate loans.

- Concerns over the plunging equity markets, corporate governance issues and the weak dollar generated a marked flight to quality in Treasury bonds and U.S. government agency securities. The short-end of the yield curve outperformed longer maturities.

- Credit difficulties within the corporate sector have resulted in higher "due diligence" standards among investors and tighter loan covenants for borrowers. We believe this is a positive development for the loan market and should result in improved loan quality in future deals brought to market.

The Fund
-------------------------------------------------

     PERFORMANCE FOR THE PAST SIX MONTHS

- The Fund had a six-month total return of 0.09%.(1) That return was the result of a decrease in net asset value to $9.99 on June 30, 2002 from $10.00 on December 31, 2001 and the reinvestment of $0.019 in distributions.

     THE PORTFOLIO'S INVESTMENTS

- Given the Fund's small asset base and the difficult conditions within the loan market in the first six months of 2002, management kept the Fund's assets temporarily invested in short-term, high-quality, U.S. government agency securities. The Fund's current small size has limited our ability to establish a diversified portfolio of floating-rate loans, especially given the challenging market conditions.

- Given the critical mass necessary to establish a diversified portfolio, we believe that floating-rate loans continue to represent a compelling investment alternative. Loans are typically senior and secured. First, they are SENIOR, which means that they rank high in the corporate capital structure and that lenders will be paid before bondholders and other subordinated lenders. Second, they are SECURED, which means that the loans are backed by collateral, such as accounts receivable, inventory, facilities, and intangibles. At such time as the Fund reaches the necessary critical mass, we will invest fully in floating-rate senior loans, but there are no assurances that such critical mass will be achieved. Currently, the Fund is invested in high-quality, short-term government agency obligations as a defensive measure until such time that the Fund can fully invest in senior floating-rate loans.

--------------------------------------------------------------------------------
FUND INFORMATION
AS OF JUNE 30, 2002


Performance(2)
-------------------------------------------------

Average Annual Total Returns (at net asset value)
-------------------------------------------------
One Year                                 0.86%
Life of Fund (5/2/01)                    1.192

(1) These returns do not include sales charge. (2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when repurchased, may be worth more or less than their original cost.

EATON VANCE VT FLOATING-RATE INCOME FUND AS OF JUNE 30, 2002

PORTFOLIO OF INVESTMENTS (UNAUDITED)

GOVERNMENT AGENCIES -- 98.0%

PRINCIPAL
AMOUNT      SECURITY                                  VALUE
-----------------------------------------------------------------
Banks and Money Services -- 86.8%
-----------------------------------------------------------------
            FEDERAL FARM CREDIT BANK DISCOUNT NOTE
 $4,000     1.72%, 8/21/02                            $ 3,990,253
            FEDERAL HOME LOAN BANK DISCOUNT NOTE
  3,300     1.78%, 8/23/02                              3,291,352
            FEDERAL HOME LOAN MORTGAGE CORPORATION
            DISCOUNT NOTE
  4,000     1.78%, 7/25/02                              3,995,253
            FEDERAL NATIONAL MORTGAGE ASSOCIATION
            DISCOUNT NOTE
  4,000     1.89%, 11/6/02                              3,973,120
  2,000     1.87%, 11/20/02                             1,985,342
            INTERNATIONAL BANK FOR RECONSTRUCTION &
            DEVELOPMENT (WORLD BANK)
  2,980     1.87%, 7/1/02                               2,980,000
-----------------------------------------------------------------
                                                      $20,215,320
-----------------------------------------------------------------
Financial Services -- 11.2%
-----------------------------------------------------------------
            STUDENT LOAN MARKETING ASSOCIATION
            DISCOUNT NOTE
 $2,600     1.86%, 7/1/02                             $ 2,600,000
-----------------------------------------------------------------
                                                      $ 2,600,000
-----------------------------------------------------------------
Total Government Agencies
   (identified cost $22,815,320)                      $22,815,320
-----------------------------------------------------------------
Total Investments -- 98.0%
   (identified cost $22,815,320)                      $22,815,320
-----------------------------------------------------------------
Other Assets, Less Liabilities -- 2.0%                $   464,274
-----------------------------------------------------------------
Net Assets -- 100%                                    $23,279,594
-----------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE VT FLOATING-RATE INCOME FUND AS OF JUNE 30, 2002

FINANCIAL STATEMENTS (UNAUDITED)

STATEMENT OF ASSETS AND LIABILITIES

AS OF JUNE 30, 2002
Assets
-----------------------------------------------------
Investments, at value (identified cost,
   $22,815,320)                           $22,815,320
Cash                                          290,114
Receivable for investments sold               172,044
Interest receivable                                26
Prepaid expenses                               14,245
-----------------------------------------------------
TOTAL ASSETS                              $23,291,749
-----------------------------------------------------

Liabilities
-----------------------------------------------------
Payable for Fund shares redeemed          $     2,313
Accrued expenses                                9,842
-----------------------------------------------------
TOTAL LIABILITIES                         $    12,155
-----------------------------------------------------
NET ASSETS FOR 2,330,104 SHARES OF
   BENEFICIAL INTEREST OUTSTANDING        $23,279,594
-----------------------------------------------------
Sources of Net Assets
-----------------------------------------------------
Paid-in capital                           $23,296,149
Accumulated distributions in excess of
   net investment income                      (16,555)
-----------------------------------------------------
TOTAL                                     $23,279,594
-----------------------------------------------------

Net Asset Value, Offering Price and
Redemption Price Per Share
-----------------------------------------------------
($23,279,594  DIVIDED BY 2,330,104
   SHARES OF BENEFICIAL INTEREST
   OUTSTANDING)                           $      9.99
-----------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED
JUNE 30, 2002
Investment Income
--------------------------------------------------
Interest                                  $173,751
--------------------------------------------------
TOTAL INVESTMENT INCOME                   $173,751
--------------------------------------------------

Expenses
--------------------------------------------------
Investment adviser fee                    $ 55,932
Administration fee                          24,318
Service fees                                24,318
Legal and accounting services               18,704
Custodian fee                               13,900
Transfer and dividend disbursing agent
   fees                                      6,018
Miscellaneous                                5,240
--------------------------------------------------
TOTAL EXPENSES                            $148,430
--------------------------------------------------

NET INVESTMENT INCOME                     $ 25,321
--------------------------------------------------

NET INCREASE IN NET ASSETS FROM
   OPERATIONS                             $ 25,321
--------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE VT FLOATING-RATE INCOME FUND AS OF JUNE 30, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

                                          SIX MONTHS ENDED
INCREASE (DECREASE)                       JUNE 30, 2002     PERIOD ENDED
IN NET ASSETS                             (UNAUDITED)       DECEMBER 31, 2001(1)
--------------------------------------------------------------------------------
From operations --
   Net investment income                  $         25,321  $             79,592
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS                        $         25,321  $             79,592
--------------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income             $        (37,175) $            (84,293)
--------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $        (37,175) $            (84,293)
--------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares           $     10,655,341  $         19,780,043
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared                        37,174                84,293
   Cost of shares redeemed                      (3,190,045)           (4,170,657)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                     $      7,502,470  $         15,693,679
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $      7,490,616  $         15,688,978
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
At beginning of period                    $     15,788,978  $            100,000
--------------------------------------------------------------------------------
AT END OF PERIOD                          $     23,279,594  $         15,788,978
--------------------------------------------------------------------------------

Accumulated distributions
in excess of net investment
income included in net assets
--------------------------------------------------------------------------------
AT END OF PERIOD                          $        (16,555) $             (4,701)
--------------------------------------------------------------------------------

 (1) For the period from the start of business, May 01, 2001, to December 31, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE VT FLOATING-RATE INCOME FUND AS OF JUNE 30, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                  SIX MONTHS ENDED
                                  JUNE 30, 2002        YEAR ENDED
                                  (UNAUDITED)(1)(3)    DECEMBER 31, 2001(1)(2)
--------------------------------------------------------------------------------------
Net asset value -- Beginning
   of period                           $10.000                     $10.000
--------------------------------------------------------------------------------------

Income (loss) from operations
--------------------------------------------------------------------------------------
Net investment income                  $ 0.009                     $ 0.129
--------------------------------------------------------------------------------------

Less distributions
--------------------------------------------------------------------------------------
From net investment income             $(0.019)                    $(0.129)
--------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                    $(0.019)                    $(0.129)
--------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                              $ 9.990                     $10.000
--------------------------------------------------------------------------------------

TOTAL RETURN                              0.09%                       1.29%
--------------------------------------------------------------------------------------

Ratios/Supplemental Data+
--------------------------------------------------------------------------------------
Net assets, end of period
   (000's omitted)                     $23,280                     $15,789
Ratios (As a percentage of
   average daily net assets):
   Net expenses                           1.52%(3)                    1.26%(3)
   Net investment income                  0.26%(3)                    1.37%(3)
--------------------------------------------------------------------------------------
+  The operating expenses of the Fund reflect a reduction of the investment advisor fee. Had such action not been taken, the ratios and net investment gain per share would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses                                                           1.28%(3)
   Net investment income                                              1.35%(3)
Net investment income per
   share                                                           $ 0.127
--------------------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) For the period from the start of business, May 1, 2001, to December 31, 2001.
 (3)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE VT FLOATING-RATE INCOME FUND AS OF JUNE 30, 2002

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance VT Floating-Rate Income Fund (the Fund) is a non-diversified series of Eaton Vance Variable Trust (the Trust). The Trust, which was organized under Massachusetts law on August 14, 2000, is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund seeks to provide a high level of current income by investing primarily in senior secured floating rate loans. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Under normal market conditions, the Fund invests primarily in interests in senior floating-rate loans (Senior Loans). During the period, the Fund was invested exclusively in money market instruments. The Fund will remain invested in money market instruments until the Fund's investment adviser, Eaton Vance Management (EVM) can effectively invest the Fund's assets into a diversified pool of Senior Loans. Certain senior loans are deemed to be liquid because reliable market quotations are readily available for them. Eaton Vance Management (EVM) values liquid Senior Loans on the basis of prices furnished by one or more pricing services. Other Senior Loans are valued at fair value by the Fund's investment advisor, EVM, under procedures established by the Trustees as permitted by
   Section 2(a)(41) of the Investment Company Act of 1940. Such procedures include the consideration of relevant factors, data and information relating to fair value, including (i) the characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan including price quotations for and trading in the Senior Loan, and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the reputation and financial condition of the agent and any intermediate participant in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. Portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities which may use market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sales price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps will be determined in accordance with a discounted present value formula and then confirmed by obtaining a bank quotation. Short-term obligations which mature in sixty days or less are valued at amortized cost, if their original term to maturity when acquired by the Fund was 60 days or less or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Fund was more then 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements are valued at cost plus accrued interest. Other portfolio securities for which there are no quotations or valuations are valued at fair value as determined in good faith by or on behalf of the Trustees.

 B Income -- Interest income from Senior Loans is recorded on the accrual basis at the then-current interest rate, while all other interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount. Facility fees received are recognized as income over the expected term of the loan.

 C Income Taxes -- The Fund has elected to be treated as a regulated investment company (RIC) for United States federal tax purposes. The Fund's policy is to comply with the provisions of Section 817-H of the Internal Revenue Code regarding Variable Trusts. No provision is made by the Fund for federal or state taxes on any taxable income of the Fund because each separate account in the Fund is ultimately responsible for the payment of any taxes. The Fund will distribute at least annually all of the Fund's net investment income and net realized capital gains, if any.

 D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

 E Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires

EATON VANCE VT FLOATING-RATE INCOME FUND AS OF JUNE 30, 2002

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

   management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
 F Other -- Investment transactions are accounted for on a trade-date basis.

 G Interim Financial Statements -- The interim financial statements relating to
   June 30, 2002 and for the period then ended have not been audited by independent certified public accountants, but in the opinion of the Fund's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2 Distributions to Shareholders
-------------------------------------------
   The net income of the Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions of net income are paid monthly. Distributions of realized capital gains, if any, are made at least annually. Distributions are paid in the form of additional shares unless an election is made on behalf of a separate account to receive some or all of the distribution in cash.

   The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
-------------------------------------------
   The Trust has an underwriting agreement relating to the Fund with Eaton Vance Distributors, Inc. (EVD). EVD intends to offer shares of the Fund continuously to separate accounts of various insurance companies. The underwriting agreement presently provides that EVD through the Fund's transfer agent accepts orders for shares at net asset value and no sales commission or load is charged. EVD may, at its expense, provide promotional incentives to dealers that sell variable insurance products. The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

                                              SIX MONTHS ENDED
                                              JUNE 30, 2002     YEAR ENDED
                                              (UNAUDITED)       DECEMBER 31, 2001(1)
    -----------------------------------------------------------------------------------
    Sales                                            1,066,195                1,978,004
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                         3,720                    8,429
    Redemptions                                       (319,179)                (417,065)
    -----------------------------------------------------------------------------------
    NET INCREASE                                       750,736                1,569,368
    -----------------------------------------------------------------------------------

 (1) For the period from the start of business May 1, 2001, to December 31, 2001.

4 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee, computed at the monthly rate of 0.575% per annum of the average daily net assets up to $1 billion, and at reduced rates as daily net assets exceed that level, was earned by Eaton Vance Management
   (EVM), as compensation for management and investment advisory services rendered to the Fund. For the six months ended June 30, 2002, the fee amounted to $55,932. Except as to Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee.

   The fund is authorized to pay EVM a fee as compensation for administrative services necessary to conduct the Fund's business. The fee is computed at the annual rate of 0.25% of the Fund's average daily net assets. For the six months ended June 30, 2002, the fee amounted to $24,318.

   Certain officers and Trustees of the Fund are officers of the above organizations.

5 Service Fees
-------------------------------------------
   The Fund has adopted a service plan that allows the Fund to pay service fees to insurance companies for providing personal and/or account services to account holders of insurance product separate accounts, which will be equal to 0.25% (annualized) of daily average net assets. Service fee payments for the six months ended June 30, 2002 amounted to $24,318.

EATON VANCE VT FLOATING-RATE INCOME FUND AS OF JUNE 30, 2002

NOTES TO FINANCIAL STATEMENTS (UNAUDITED) CONT'D

6 Purchases and Sales of Investments
-------------------------------------------
   Under normal circumstances, the Fund invests primarily in Senior Loans. The ability of the issuers of the Senior Loans to meet their obligations may be affected by economic developments in a specific industry. The Fund had no long term purchases or sales for the period. During the period, the Fund's investment activities were limited to the purchases and sale or maturity of short-term obligations.

7 Line of Credit
-------------------------------------------
   The Fund participates with other portfolios and funds managed by EVM and affiliates in a $685 million unsecured line of credit with a group of banks. Borrowings will be made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at the bank's base rate or at an amount above LIBOR. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Fund did not have any borrowings or allocated fees during the six months ended June 30, 2002.

EATON VANCE VT FLOATING-RATE INCOME FUND AS OF JUNE 30, 2002

INVESTMENT MANAGEMENT

EATON VANCE VT FLOATING-RATE INCOME FUND

Officers

James B. Hawkes
President and Trustee

Thomas P. Huggins
Vice President

Samuel D. Isaly
Vice President

Martha G. Locke
Vice President

Scott H. Page
Vice President

Jacob Rees-Mogg
Vice President

Payson F. Swaffield
Vice President

Michael W. Weilheimer
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
President, Unicorn Corporation
Chairman, Hellman, Jordan Management Co., Inc.
Advisory Director of Berkshire Capital Corporation

Lynn A. Stout
Professor of Law,
UCLA School of Law

Jack L. Treynor
Investment Adviser and Consultant